EXHIBIT 99.1


                  THE MED-DESIGN CORPORATION ANNOUNCES ELECTION
                   OF VINCENT J. PAPA AS CHAIRMAN OF THE BOARD

VENTURA, CA (AUGUST 18, 2004) -The Med-Design Corporation (NASDAQ:MEDC) announced today that Vincent J. Papa has been elected Chairman of the Board of Directors. Mr. Papa replaces James Donegan, the Company's founder and CEO, who previously announced that he would not seek another term as Chairman.

Mr. Papa, a director of Med-Design since 1998, is a founder and General Counsel of Energy Merchant Corp., which, together with its subsidiaries and affiliates, is engaged in the marketing and distribution of energy products. He served as lead director of Med-Design from March 2004 until his election as Chairman.

In addition, Ralph Balzano was elected Vice-Chairman of the Board. Mr. Balzano was formerly Chief Information Officer of the City of New York and Commissioner of the New York City Department of Information Technology and Telecommunications during the Guiliani administration. He is currently an independent systems consultant. In addition, Gilbert M. White, a former insurance executive and currently an independent insurance consultant, was elected Secretary to the Board.

In addition, Med-Design announced that at its Annual Meeting of Stockholders, James M. Donegan, Vincent J. Papa, James E. Schleif, and Stephen E. Smith were all elected to the Board of Directors. Each of the nominees received a majority of the total votes cast. The stockholders also approved an amendment to the Certificate of Incorporation eliminating classification of the Board of Directors. As a result, all directors will stand for election at each future annual meeting.

Med-Design also filed its Form 10-Q for the quarter ended June 30, 2004, including definitive financial results for the quarter, with the Securities and Exchange Commission on August 16, 2004. Med-Design reported net loss for the second quarter of $1,444,164 or $0.09 per share (basic and diluted). Revenue for the quarter was $369,330. Product costs for the second quarter, which consisted of direct and indirect costs related to Med-Design's contract manufactured products, including the amortization of $99,208 of the investment in acquired licensed rights and $25,000 of R&D consulting expense associated with the acquisition of the Safety Huber Business, were $316,791. General and administrative expenses for the second quarter were $1,304,600 and research and development expenses for the second quarter were $301,357.

Forward -Looking Statements

This release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including lack of demand or low demand for Med-Design's products or for safety products generally, competition, delays in introduction of Med-Design's licensed products due to manufacturing difficulties or other factors, requirements under Med-Design's contract arrangements, commitments under contractual arrangements Med-Design may enter into, a determination by companies that have entered into confidentiality agreements with Med-Design that they do not wish to pursue negotiations for agreements with regard to safety pre-filled devices and other factors discussed in Med-Design's filing with the Securities and Exchange Commission.

For more information on Med-Design Corporation you may access the Med-Design Corporation Web site at www.med-design.com.

                   THE MED-DESIGN CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                                     June 30,
                                                                                       2004          December 31,
                                                                                   (unaudited)           2003
                                                                               ------------------- -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                        $ 4,129,124       $ 5,198,837
     Available-for-sale securities                                                     12,584,621        19,830,912
     Trade receivables                                                                    284,631           655,056
     Inventory                                                                            294,487            39,243
     Prepaid expenses and other current assets                                            476,163           265,761
                                                                               ------------------- -----------------

          Total current assets                                                         17,769,026        25,989,809

     Property, plant, and equipment, net of accumulated depreciation of $1,494,371 and $ 1,366,305 at June 30, 2004 and
         December 31, 2003, respectively                                                  748,543           782,872
     Patents, net of accumulated amortization of $943,028 and $843,134 at
         June 30, 2004 and December 31, 2003, respectively                              1,831,256         1,773,748
     Acquired license rights, net of accumulated amortization
         of $99,208 at June 30, 2004                                                    6,349,294                --
     Goodwill                                                                             240,959                --
                                                                               ------------------- -----------------

     Total assets                                                                    $ 26,939,078       $28,546,429
                                                                               =================== =================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Current maturities of long-term debt and capital lease obligations
                                                                                         $250,102          $  1,506
     Accounts payable                                                                     608,878           451,110
     Accrued compensation and benefits                                                    124,716           162,740
     Accrued professional fees                                                            169,988           138,950
     Other accrued expenses                                                                65,863            27,466
                                                                               ------------------- -----------------
          Total current liabilities
                                                                                        1,219,547           781,772

     Long-term payable, less current maturities
                                                                                          439,812                --
                                                                               ------------------- -----------------

          Total liabilities
                                                                                        1,659,359           781,772
                                                                               ------------------- -----------------

Commitments and Contingencies (See Footnote 4)

STOCKHOLDERS' EQUITY
     Preferred stock, $.01 par value, 5,000,000 shares authorized;
        No shares outstanding at June 30, 2004 and December 31, 2003                           --                  --
     Common stock, $.01 par value, 30,000,000 shares authorized;
         16,749,486 and 16,572,390 shares issued and outstanding as of
         June 30, 2004 and December 31, 2003, respectively                                167,495             165,724
     Additional paid-in capital                                                        71,834,548          71,033,777
     Accumulated deficit                                                             (46,159,831)        (43,279,731)
     Accumulated other comprehensive loss                                               (562,493)           (155,113)
                                                                               ------------------- -------------------

     Total stockholders' equity                                                        25,279,719          27,764,657
                                                                               ------------------- -------------------

     Total liabilities and stockholders' equity                                       $26,939,078         $28,546,429
                                                                               =================== ===================

                   THE MED-DESIGN CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                           Three Months Ended                     Six Months Ended
                                                                June 30,                              June 30,
                                                  -------------------------------------- ------------------------------------
                                                        2004                 2003             2004                2003
                                                  -----------------    ----------------- ----------------   -----------------

Revenue                                                   $369,330             $ 42,145         $458,841            $ 81,236

Costs and expenses:
   Product                                                 316,791               23,755          319,521              23,755
  General and administrative                             1,304,600            1,430,458        2,656,056           2,964,225
  Research and development                                 301,357              350,428          660,258             764,787
                                                  -----------------    ----------------- ----------------   -----------------

  Total operating expenses                               1,922,748            1,804,641        3,635,835           3,752,767

  Loss from operations                                 (1,553,418)          (1,762,496)      (3,176,994)         (3,671,531)

  Interest expense                                         (9,000)                 (94)          (9,000)               (207)
  Investment income                                        118,254              172,154          305,894             325,033
                                                  -----------------    ----------------- ----------------   -----------------

Net loss                                              ($1,444,164)         ($1,590,436)     ($2,880,100)        ($3,346,705)
                                                  =================    ================= ================   =================



Basic and diluted loss per common share:

Net loss                                                   ($0.09)              ($0.13)          ($0.17)             ($0.26)

Basic and diluted weighted average common
   shares outstanding                                   16,748,093           12,697,718       16,675,980          12,657,084